U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.	1

Post-Effective Amendment No.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	1

(Check appropriate box or boxes)

PAPP INVESTMENT TRUST
 (Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (513) 587-3400

John F. Splain
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
 (Name and Address of Agent for Service)

Approximate date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

PAPP SMALL & MID-CAP GROWTH FUND

(Ticker to be inserted)

Prospectus
March __, 2010

The Papp Small & Mid-Cap Growth Fund (the “Fund”) is a series of Papp Investment Trust and is managed by L. Roy Papp & Associates, LLP (the “Adviser”).

For information or assistance in opening an account, please call toll-free
1-877-370-7277 .

TABLE OF CONTENTS

Risk/Return Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Performance Summary	4
Portfolio Management	4
Purchase and Sale of Fund Shares	4
Tax Information	5
Payments to Broker Dealers and Other Financial Intermediaries	5
Additional Information About the Investment Objective, Investment Strategies and Related Risks of the Fund	6
Fund Management	7
How the Fund Values Its Shares	9
How to Buy Shares	9
How to Redeem Shares	13
Distribution Plan	15
Dividends, Distributions and Taxes	15
Financial Highlights	16
Customer Privacy Policy	17
For Additional Information	Back Cover

This Prospectus has information about the Fund that you should know before you invest.  You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Fund is long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of the amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%(1)
Other Expenses	2.03%(2)
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	3.04%
Less: Fee Reductions and Expense Reimbursements	1.79% (3)
Total Annual Fund Operating Expenses After Fee Reductions and Expense Reimbursements	1.25%

(1)
The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes the Fund to pay up to 0.25% of its average daily net assets for certain expenses related to the distribution and servicing of its shares, but only if the Fund’s Board of Trustees has specifically authorized the payment of such fees.  As of the date of this Prospectus and until at least March 1, 2011 , the Board of Trustees has not authorized payment of fees pursuant to the plan.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)
The Adviser has contractually agreed, until at least March 1, 2013, to reduce its management fees and to pay the Fund’s operating expenses to the extent necessary to limit Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets.  Management fee reductions and operating expenses paid by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, provided that the repayments do not cause Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) to exceed the foregoing expense limitation.  Annual Fund Operating Expenses exclude brokerage costs, taxes, interest, costs to organize the Fund and extraordinary expenses.  Prior to March 1, 2013, the expense limitation agreement may be modified or terminated only with approval by the Board of Trustees.

Expense Example.  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 127	$ 397

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Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of small capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies.  There is no minimum percentage of assets that must be invested in either small or mid-cap issuers and the Fund may be invested substantially in either small-cap or mid-cap issuers when the Adviser believes such focus is warranted.  This investment strategy is a non-fundamental policy of the Fund, and may be changed by the Fund’s Board of Trustees at any time.  Shareholders of the Fund will be provided with at least 60 days advance written notice of such a change.

The Adviser defines small and mid-cap companies as companies with market capitalizations, at the time of investment, that do not exceed the market capitalization of the largest company included in the Russell Midcap Growth Index, which was $15.5 billion as of December 31, 2009 .  The size of the companies included in the Russell Midcap Growth Index will change as a result of market conditions and the reconstitution of the Index.

In choosing investments, the Adviser looks for equity securities of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.  The Adviser measures a company’s prospects for capital growth by considering, among other factors, growth over extended periods of time, above-average profitability created through operating efficiency rather than financial leverage, and cash flows that appear to confirm the sustainability of growth.

The Adviser generally follows a “buy and hold” strategy and, once a security has been purchased, the Fund will ordinarily retain it as long as the Adviser believes the security’s prospects for capital growth continue to be favorable and the security is not overvalued in the marketplace.  The Adviser may also sell a security if it identifies alternative securities that are more attractive.

Principal Risks

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.  The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective.  Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk.  The return on and value of an investment in the Fund will fluctuate in response to stock market movements.  Common stocks and other equity securities are subject to market risks, such as a rapid increase or decrease in a security’s value or liquidity, and fluctuations in price

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due to earnings, economic conditions and other factors beyond the control of the Adviser.  A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.  At times, the stock markets can be volatile and stock prices can change dramatically.

Small and Mid-Cap Company Risk.  Investing in small and mid-cap companies involves greater risk than is customarily associated with larger, more established companies.  Small and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies.  Due to these and other factors, stocks of small and mid-cap companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies.  In addition, in many instances, the securities of small and mid-cap companies typically are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Therefore, the securities of small and mid-cap companies may be subject to greater price fluctuations.  Small and mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock.

Investment Style and Management Risk.  The Adviser’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies. The Fund’s growth style may go out of favor with investors, negatively impacting performance.  In addition, the Adviser may select investments that fail to appreciate as anticipated.

Performance Summary

The Fund is new and therefore does not have a performance history for a full calendar year to report.

Portfolio Management

Investment Adviser
L. Roy Papp & Associates, LLP

Portfolio Managers
L. Roy Papp, Founder and Managing Partner of the Adviser
Portfolio Manager of the Fund since its inception in 2010

Rosellen C. Papp, CFA, Partner and Research Director of the Adviser
Portfolio Manager of the Fund since its inception in 2010

Purchase and Sale of Fund Shares

Minimum Initial Investment
$5,000, except the minimum for an IRA or a gift to minors account is $1,000.

Minimum Additional Investment
$1,000

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General Information.  You may purchase or redeem (sell) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business.  Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

Tax Information

The Fund intends to make distributions that will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE INVESTMENT OBJECTIVE, NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE FUND

Investment Objective.  The investment objective of the Fund is long-term capital growth.  The Board of Trustees has reserved the right to change the Fund’s investment objective without shareholder approval.

Foreign Securities.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers that trade on U.S. stock exchanges or in the form of American Depositary Shares (“ADSs”).  ADSs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are denominated in U.S. dollars and traded on U.S. exchanges.  ADSs are subject to risks similar to those associated with direct investment in foreign securities, which involve risks that may be different from those of U.S. securities.  Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States.  Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, and nationalization of companies or industries.  In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes.

Exchange Traded Funds (“ETFs”) and Other Investment Companies.  The Fund may invest at times in ETFs and other investment companies. ETFs typically hold a portfolio of securities designed to track the performance of a particular index.  ETFs are subject to the risk that the market price of an ETF’s shares may trade at a discount to its NAV, or that an active trading market for an ETF’s shares may not be developed or maintained.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  To the extent that the Fund invests in ETFs and other investment companies, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such ETF’s or other investment company’s advisory fees and operational expenses.  Since many ETFs are a type of investment company, the Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

Temporary Defensive Positions.  The Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies.  If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may invest up to 100% of its assets in cash, high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds.  Taking a temporary defensive position may prevent the Fund from achieving its investment objective.  The Fund may also hold these investments for liquidity purposes.

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FUND MANAGEMENT

Investment Adviser.  L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as the investment adviser to the Fund.  The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio.  In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, trusts, retirement plans, endowments, and foundations.

For its services, the Fund pays the Adviser an investment advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund’s average daily net assets.  The Adviser has agreed until at least March 1, 2013 to reduce its investment advisory fees and to pay Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.25% of the  Fund’s average daily net assets.  Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the expense limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.

A discussion of the factors considered by the Board of Trustees in approving the Fund’s investment advisory agreement with the Adviser, including the Board’s conclusions with respect thereto, will be included in the Fund’s semiannual report for the period ending May 31, 2010.

Portfolio Managers.  L. Roy Papp and Rosellen C. Papp are jointly responsible for managing the Fund’s portfolio and have managed the Fund since its inception.  Except for two years when he was U.S. director of, and ambassador to, the Asian Development Bank, Manila, Philippines, Mr. Papp has been in the money management field since 1955.  He has been either sole proprietor of or a partner of L. Roy Papp & Associates, LLP and its predecessor since 1978.  Rosellen C. Papp, CFA, Partner of the Adviser, has been the Research Director of the Adviser and its predecessor since 1981.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

Prior Performance of the Adviser

The Adviser previously served as the investment sub-adviser of the Pioneer Small and Mid Cap Growth Fund and as the investment adviser of the Pioneer Small and Mid Cap Growth Fund’s predecessor, the Papp Small & Mid-Cap Growth Fund, Inc. (the “Predecessor Fund”), from the inception of the Predecessor Fund until September 18, 2009, when the Pioneer Small and Mid Cap Growth Fund ceased to engage in business.  During that time, L. Roy Papp and Rosellen C. Papp (the “Portfolio Managers”) were jointly responsible for the day-to-day management of the Pioneer Small and Mid Cap Growth Fund and the Predecessor Fund and had full discretionary authority over the selection of their investments, and will have the same level of discretion over the selection of investments for the Fund.  The Pioneer Small and Mid Cap Growth Fund and the Predecessor Fund had investment objectives, policies and principal strategies substantially similar to the Fund.

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The average annual total returns of the Class A shares of the Pioneer Small and Mid Cap Growth Fund, compared with the performance of the Russell Midcap Growth Index, is set forth below.  The Pioneer Small and Mid Cap Growth Fund acquired the assets and liabilities of the Predecessor Fund on February 20, 2004 (the “Reorganization”).  As a result of the Reorganization, the Pioneer Small and Mid Cap Growth Fund was the accounting successor of the Predecessor Fund.  The performance of Class A shares of the Pioneer Small and Mid Cap Growth Fund includes the net asset value performance of the Predecessor Fund’s single class of shares prior to the Reorganization, which has been restated to reflect differences in applicable sales charges and Rule 12b-1 fees (but not other differences in expenses).  This adjustment had the effect of reducing the previously reported performance of the Predecessor Fund.  Historical performance is not indicative of future performance.  The Pioneer Small and Mid Cap Growth Fund was a separate fund and its historical performance is not indicative of the potential performance of the Fund.  Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.  This performance does not include the performance of other accounts managed by the Portfolio Managers, but the exclusion of these accounts does not cause the performance to be misleading.

Average Annual Total Returns For periods ended August 31, 20091	1 Year	3 Years	5 Years	10 Years	Since Inception2
Pioneer Small and Mid Cap Growth Fund Class A Shares3 (with maximum sales charge of 5.75%)	-19.89%	-1.21%	2.20%	6.50%	5.84%
Pioneer Small and Mid Cap Growth Fund Class A Shares3 (NAV)	-15.00%	0.75%	3.42%	7.14%	6.43%
Russell Midcap Growth Index4	-20.21%	-4.18%	3.35%	1.52%	3.38%

1
The returns shown reflect changes in share prices and reinvestment of dividends and distributions and are net of all fees and expenses; they do not reflect the deduction of taxes a shareholder would pay on fund distributions, if any, or the redemption of fund shares.

2
The Predecessor Fund’s single class of shares commenced operations on December 15, 1998.  The Pioneer Small and Mid Cap Growth Fund’s Class A shares commenced operations on February 21, 2004 in connection with the Reorganization.

3
The expense ratio of Class A shares of the Pioneer Small and Mid Cap Growth Fund and of the Predecessor Fund’s single class of shares was capped at 1.25% for all fiscal periods since inception. Likewise, the expense ratio of the Fund is capped at 1.25% until at least March 1, 2013.  The Class A shares of the Pioneer Small and Mid Cap Growth Fund were subject to a 0.25% Rule 12b-1 distribution fee and a 5.75% maximum initial sales charge.

4	The Russell Midcap Growth Index measures the performance of mid-cap U.S. growth stocks. The Index does not reflect any deductions for fees, expenses or taxes.

The Administrator.  Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent.  Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder

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account transactions and disbursing dividends and distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund.

The Distributor.  Ultimus Fund Distributors, LLC (the “Distributor”) is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares.  The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the Fund.

HOW THE FUND VALUES ITS SHARES

The NAV of the Fund’s shares is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business.  Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares then outstanding.  The Fund generally values its portfolio securities at their current market values determined on the basis of readily available market quotations.  However, if market quotations are not readily available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Fund’s Board of Trustees.  When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities.

Your order to purchase or redeem Fund shares is priced at the NAV next calculated after your order is received in proper form by the Fund.  See “How to Buy Shares” and “How to Redeem Shares” for a description of the “proper form” for purchase and redemption orders, respectively.

HOW TO BUY SHARES

The Fund is a no-load fund.  This means that shares may be purchased without imposition of a sales charge.  Shares of the Fund are available for purchase from the Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form.  The Fund reserves the right to reject any purchase request.  Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.  The Fund mails you confirmations of all purchases or redemptions of Fund shares.  Certificates representing shares are not issued.

Minimum Initial Investment

The minimum initial investment in the Fund is $5,000, except for an Individual Retirement Account (IRA) or a gift to minors account, for which the minimum initial investment is $1,000.  These minimum investment requirements may be waived or reduced for any reason at the discretion of the Fund.

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Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.
•	Enclose a check payable to the Fund.
•	Mail the application and the check to the Transfer Agent at the following address:

Papp Small & Mid-Cap Growth Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase.  If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.  The Fund does not accept third party checks, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total.  The transaction will appear on your bank statement.  Your original check will be destroyed once processed, and you will not receive your canceled check back.  If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

By Wire Transfer.  To open a new account by wire of federal funds, call the Transfer Agent at 1-877-370-7277 to obtain the necessary information to instruct your financial institution to wire your investment.  A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire will be accepted.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date.  Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund.  An order is considered received when the Fund receives payment by wire in proper form as discussed above.  However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made.  See “Opening an Account – By Mail” above.  Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution.  Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form.  These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund.  These organizations may be the

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shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.  Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $1,000, or in such amounts as your broker or financial institution permits.  Additional purchases must be submitted in proper form as described below.  Additional purchases may be made:

•
By sending a check, made payable to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  Be sure to note your account number on the memo line of your check.  The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.  The Fund does not accept third party checks, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

•	By wire transfer from your financial institution as described under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-877-370-7277 before wiring funds.
•	Through your brokerage firm or other financial institution.

Automatic Investment Plan

You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution account.  Investments under the plan must be at least $250 and are made on the 15th (or the nearest business day prior to the 15th) and/or last business day of the month in the case of monthly investments, and on the last business day of the calendar quarter in the case of quarterly investments.  The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges.  Your depository institution may impose its own charge for making transfers from your account.

Purchases in Kind

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.  As a result, the Fund must obtain the following information for each person who opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

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You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other entities, such as trusts.  Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified.  The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.  If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares.  The Fund does not accommodate frequent purchases or redemption of Fund shares.

The Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund.  The Fund, through its service providers, monitors shareholder trading activity to ensure that trading activity complies with the Fund’s policies.  The Fund prepares reports illustrating purchase and redemption activity in order to detect market timing activity.  When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading.  Instead, the Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading.  The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries.  The Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by the Prospectus.  The Fund’s policies and procedures to prevent market timing are applied uniformly to all shareholders.  These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing.  If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client.  Each intermediary that offers the Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading.  Intermediaries may apply frequent trading policies that differ from those described in this Prospectus.  If you invest in the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

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HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV.  Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below.  Redemption requests may be made by mail or by telephone.

By Mail.  You may redeem shares by mailing a written request to the Papp Small & Mid-Cap Growth Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed, and be signed exactly as the shares are registered.

Signature Guarantees.  If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed.  If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.  The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion Program sponsored by the Securities Transfer Association.  Signature guarantees from financial institutions which do not participate in the STAMP Medallion Program will not be accepted.  A notary public cannot provide a signature guarantee.  The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions.  The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone.  Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-877-370-7277.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund.  Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.  The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded.  If reasonable procedures are followed by the Transfer Agent to verify the identity and authority of the caller, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions.  In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone.  If such a case should occur, redemption by mail should be considered.

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By Wire Transfer.  Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your account application. If your instructions request a redemption by wire, you will be charged a $15 processing fee by the Fund’s custodian. The Fund reserves the right, upon 30 days’ written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address of record for the account.

Through Your Broker or Financial Institution.  You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form.  NAV is normally determined at 4:00 p.m., Eastern time.  Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received.  These organizations may be authorized to designate other intermediaries to act in this capacity.  Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment

The Fund normally makes payment for Fund shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form.  Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days.  A requested wire of redemption proceeds normally will be sent on the business day following a redemption.  However, when shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $5,000 ($1,000 for IRA accounts or gifts to minors accounts) due to shareholder redemptions.  This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV.  Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each.  There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges.  Telephone the Transfer Agent toll-free at 1-877-370-7277 for additional information.

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Redemptions in Kind

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.”  This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets).  A redemption in kind will consist of liquid securities equal in market value to your shares.  When you convert these securities to cash, you will pay brokerage charges.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution under Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). The Plan allows the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s shares.  The annual fees payable under the Plan may not exceed an amount equal to 0.25% of the Fund’s average daily net assets.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.  The Plan is not self-operative, however, and the Board of Trustees must approve the Fund charging and paying any fees that are made pursuant to the Plan.  As of the date of this Prospectus, the Board of Trustees has not approved the payment of any fee pursuant to the terms of the Plan.  In the future, if the Board of Trustees were to approve such payments, the Fund would notify each shareholder of record by providing that shareholder with a prospectus supplement that discloses the amount of fees that will be charged under the Plan.  Expenses related to the distribution and servicing of the Fund’s shares may include payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of preparing, printing or distributing prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; and any other expenses related to the distribution and servicing of the Fund’s shares.  The Adviser may make additional payments to financial organizations from its own assets.  The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December by the Fund.  Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash.  The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders.  The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

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Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates.  In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction.  Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem your Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets.  Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year.  Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.  Foreign shareholders may be subject to special withholding requirements.  Notwithstanding the forgoing, the Fund reserves the right, at its sole discretion, to redeem a shareholder who the Fund believes has failed to provide it with adequate taxpayer information.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund had not commenced operations as of March __, 2010, financial highlights are not available.

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CUSTOMER PRIVACY POLICY

Rev. [insert date]

FACTS	WHAT DOES PAPP INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number
	■	account balances and account transactions
	■	account transactions, transaction or loss history and purchase history
	■	checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Papp Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Papp Investment Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-370-7277

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Who we are
Who is providing this notice?	Papp Investment Trust Ultimus Fund Distributors, LLC

What we do
How does Papp Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Papp Investment Trust collect my personal information?	We collect your personal information, for example, when you
	■	open an account or deposit money
	■	buy securities from us or sell securities to us
	■	make deposits or withdrawals from your account
	■	provide account information
	■	give us your account information
	■	make a wire transfer
	■	tell us who receives the money
	■	tell us where to send the money
	■	show your government-issued ID
	■	show your driver's license
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	sharing for affiliates’ everyday business purposes—information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	L. Roy Papp & Associates, LLP could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	■	Papp Investment Trust does not share your personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	Papp Investment Trust doesn't jointly market financial products or services to you.

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FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Additional information about the Fund’s investments will be available in the annual and semiannual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

Currently, the Fund does not have a website.  Therefore, to obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

1-877-370-7277

A copy of your requested document(s) will be sent to you within three business days after we receive your request.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:  Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

SEC File No. 811-22359

PAPP SMALL & MID-CAP GROWTH FUND

Investment Portfolio of
PAPP INVESTMENT TRUST
(Ticker to be inserted)

Statement of Additional Information
___________, 2010

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for the Papp Small & Mid-Cap Growth Fund (the “Fund”) dated _____________, 2010, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus may be obtained without charge, upon request, by writing the Papp Small & Mid-Cap Growth Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-877-370-7277.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT RESTRICTIONS	7
CALCULATION OF SHARE PRICE	8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	9
SPECIAL SHAREHOLDER SERVICES	9
MANAGEMENT OF THE TRUST	10
INVESTMENT ADVISER	13
PORTFOLIO TRANSACTIONS	15
THE DISTRIBUTOR	16
OTHER SERVICE PROVIDERS	16
DISTRIBUTION PLAN	18
GENERAL INFORMATION	19
ADDITIONAL TAX INFORMATION	22
FINANCIAL STATEMENTS	24
APPENDIX A (TRUST’S PROXY VOTING POLICIES AND PROCEDURES)	29
APPENDIX B (ADVISER’S PROXY VOTING POLICIES AND PROCEDURES)	31

STATEMENT OF ADDITIONAL INFORMATION

The Trust is an open-end management investment company which currently offers one diversified investment portfolio, the Papp Small & Mid-Cap Growth Fund (the “Fund”).  The Fund’s investments are managed by L. Roy Papp & Associates, LLP (the “Adviser”).  For further information on the Fund, please call 1-877-370-7277.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

Preferred Stock, Warrants and Rights.  The Fund may invest in preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Preferred stocks may include the obligation to pay a stated dividend.  The price of preferred stocks could depend more on the size of the dividend than on the company’s performance.  If a company fails to pay the dividend, its preferred stock is likely to drop in price.  Changes in interest rates can also affect the price of preferred stocks.

Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Foreign Securities.  Subject to its investment policies and quality standards, the Fund may invest in securities of foreign issuers that trade on U.S. stock exchanges or in the form of American Depositary Shares (“ADSs”). ADSs are receipts that evidence ownership of underlying securities issued by a foreign issuer.  ADSs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. Exchanges.  ADSs, in registered form, are designed for use in the U.S. securities markets.  ADSs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  The depositary of an unsponsored ADS is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Investments in ADSs are subject to risks similar to those associated with direct investments in foreign securities.  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  The performance of foreign markets does not necessarily track U.S. markets.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Debt Securities.  The Fund may invest in corporate debt securities and U.S. Government obligations. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poor’s or any comparable rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, as determined by the Adviser to be of comparable quality.

 “U.S. Government obligations” include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government.  U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury.  In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment.  U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

Investment Companies, Exchange Traded Funds and Other Similar Instruments.  Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund.  An ETF is typically an investment company that is registered under the Investment Company Act of 1940 (the “1940 Act”), that holds a portfolio of common stocks designed to track the performance of a particular index or market sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.

Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group.  These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act.  Such securities may also be exchange traded, but because they are not registered as investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds:  (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily.   ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.  As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low.  ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Generally, under the 1940 Act, the Fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) the Fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if the Fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of the Fund’s total assets would be invested in investment companies.  Under certain conditions, the Fund may invest in registered and unregistered money market funds in excess of these limitations.  The Securities and Exchange Commission (the “SEC”) has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits.  The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund (and all of its affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC.  If the Fund seeks to redeem shares of an ETF or other investment company purchased in reliance on Section 12(d)(1)(F), the investment company is not obligated to redeem an amount exceeding 1% of the investment company’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments.  The Fund may invest in money market instruments as part of a temporary defensive position, as described below, or for liquidity purposes.  Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Bankers’ Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”) and shares of money market investment companies.  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Fund would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.  The Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Repurchase Agreements.  The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller.  However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Illiquid Securities.  The Fund may invest in illiquid securities, but will limit its investment in illiquid securities to no more than 15% of its net assets.  Under the supervision of the Trust’s Board of Trustees, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  Illiquid securities are securities that may be difficult to sell promptly at their current value because of a lack of an available market and other factors.  The sale of some illiquid and other types of securities may be subject to legal restrictions.

Certain restricted securities are illiquid unless it is determined, based upon a review of the  trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).  Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

If the Fund invests in securities for which there is no ready market, it may not be able to readily sell such securities.  Such securities are unlike securities that are traded in the open market, and which can be expected to be sold immediately if the market is adequate.  The sale price of illiquid securities once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value.  Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Borrowing Money.  The Fund does not intend to borrow money for the purpose of purchasing securities, but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes.  Borrowing involves the creation of a liability that requires the Fund to pay interest.  The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may, from time to time, lend its portfolio securities in an amount up to one-third of its total assets to broker-dealers, banks or institutional borrowers of securities.  The Fund must receive collateral, in the form of cash or U.S. government securities, equal to at least 100% of the value of the loaned securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and attempt to regain the right to vote if the Adviser believes that voting on a particular proposal is important with respect to the investment.  With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities in a timely manner, or at all, or that the borrower may not be able to provide additional collateral.  In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees.

Temporary Defensive Positions.  The Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies.  If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds.  Taking a temporary defensive position may prevent the Fund from achieving its investment objective.  The Fund may also hold these investments for liquidity purposes.

Portfolio Turnover.  The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares.  High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders.  The Fund is newly formed and does not yet have annual portfolio turnover statistics.

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund.  See the Prospectus for more information about the Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

1.           Borrowing Money.  The Fund may not engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.           Senior Securities.  The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.           Underwriting.  The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.           Real Estate.  The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.           Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.           Loans.  The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing publicly or nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7.           Concentration.  The Fund will not invest more than 25% of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in registered investment companies.

In addition, the Fund has adopted the following non-fundamental restriction that may be changed by the Board of Trustees without shareholder approval:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of small capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies, as those terms are defined in the Prospectus (the “80% investment policy”).  The Fund will notify Fund shareholders at least 60 days prior to a change in the 80% investment policy.

With respect to any percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to percentage restrictions relative to the borrowing of money.

CALCULATION OF SHARE PRICE

The share price or net asset value (“NAV”) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the closing bid and ask prices.  In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust.  Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.  One or more pricing services may be utilized to determine the fair value of securities held by the Fund.  The Board of Trustees will review the methods used by such services to assure itself that securities are appropriately valued.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis.  Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.”  This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets).  A redemption in kind will consist of liquid securities equal in market value to your shares.  When you convert these securities to cash, you will pay brokerage charges.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan.  The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($250 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month, or both.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Automatic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.

Costs in conjunction with the administration of the plan are borne by the Fund.  Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-877-370-7277, or by writing to:

Papp Small & Mid-Cap Growth Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown herein.  Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

MANAGEMENT OF THE TRUST

Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust’s shareholders or existing members of the Board of Trustees.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently five Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”).  The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees.  Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee

Interested Trustees:

*L. Roy Papp (age 82) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since November 2009	Chairman and Trustee	Founder and Partner of L. Roy Papp & Associates, LLP	1

*Rosellen C. Papp (age 55) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	Partner and Research Director of L. Roy Papp & Associates, LLP	1

Independent Trustees:

James K. Ballinger (age 60) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	Executive Director, Phoenix Art Museum	1

Cynthia P. Hubiak (age 50) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	President and Chief Executive Officer, Arizona Society of CPAs	1

Carolyn P. O’Malley (age 62) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	Retired; Executive Director, Dorrance Family Foundation (a private foundation providing educational and cultural grants) from 2001-2010.	1

Executive Officers:

Harry A. Papp (age 55) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Vice President	Managing Partner of L. Roy Papp & Associates, LLP

Robert G. Dorsey (age 52) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2009	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Mark J. Seger (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2009	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

John F. Splain (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2009	Secretary	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Julie A. Hein (age 47) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Chief Compliance Officer	Partner and Chief Compliance Officer of L. Roy Papp & Associates, LLP

*
L. Roy Papp and Rosellen C. Papp, as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.  Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

Board Committees. The Trustees have established a Committee of Independent Trustees, the principal functions of which are: (i) the appointment, retention and oversight of the Trust’s independent accountants; (ii) to meet separately with the independent accountants and receive and consider a report concerning their conduct of the audit, including any comments or recommendations they deem appropriate; and (iii) to select and nominate all persons to serve as Independent Trustees.  James K. Ballinger, Cynthia P. Hubiak and Carolyn P. O’Malley are the members of the Committee of Independent Trustees.  The Committee does not consider nominees recommended by shareholders of the Fund.  Since the Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Committee has not held any meetings to date.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of March 1, 2010.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Share of All Funds in Fund Complex Overseen By Trustee

L. Roy Papp	None	None
Rosellen C. Papp	$50,001 - $100,000	$50,001 - $100,000

Independent Trustees:
James K. Ballinger	None	None
Cynthia P. Hubiak	None	None
Carolyn P. O’Malley	None	None

Trustee Compensation.  No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC, the Fund’s principal underwriter, receives any compensation from the Fund for serving as an officer or Trustee of the Trust.  Each Trustee who is not an interested person of the Trust receives from the Fund a per meeting fee of $250 for each meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table shows the estimated annual compensation payable to each Independent Trustee under the current compensation arrangement:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
James K. Ballinger	$1,000	None	None	$1,000
Cynthia P. Hubiak	$1,000	None	None	$1,000
Carolyn P. O’Malley	$1,000	None	None	$1,000

INVESTMENT ADVISER

L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as investment adviser to the Fund under an investment advisory agreement dated as of March 1 , 2010 (the “Advisory Agreement”).  The Adviser and its predecessor firm have been continuously registered with the SEC as an investment adviser since 1978.  The Adviser is controlled by its partners, L. Roy Papp, Harry A. Papp, Rosellen C. Papp, Jeffrey N. Edwards, Victoria S. Cavallero, Julie A. Hein, Timothy K. Hardaway, Christopher L. Schaefer, Brian M. Riordan and Gregory S. Smith. L. Roy Papp owns a majority interest in the partnership.  As affiliates of the Adviser, the partners may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  Subject to the Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser is responsible for providing the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio.

The Fund pays the Adviser a monthly fee computed at the annual rate of 1.00% of its average daily net assets.  The Adviser has agreed for a period of 3 years from the Fund’s start of operations to reduce its investment advisory fees and to pay Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 1.25% of the Fund’s average daily net assets.   Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the foregoing expense limits, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.

           Unless sooner terminated, the Advisory Agreement shall continue in effect until March 1 , 2012 and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose.  The Advisory Agreement is terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser.  The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

The Fund is managed by L. Roy Papp and Rosellen C. Papp, CFA (the “Portfolio Managers”).

Other Accounts Managed (as of December 31, 2009)

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
L. Roy Papp	Registered Investment Companies	0		0
	Other Pooled Investment Vehicles	1	$5.9 million	0
	Other Accounts	18	$26.6 million	0

Rosellen C. Papp	Registered Investment Companies	0		0
	Other Pooled Investment Vehicles	1	$5.9 million	0
	Other Accounts	16	$10.0 million	0

Potential Conflicts of Interest

The Portfolio Managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  A potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Managers could favor one account over another.  Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation

The Portfolio Managers are partners of the Adviser and their compensation varies with the general success of the Adviser as a firm.  Rosellen C. Papp receives a fixed annual salary, and both L. Roy Papp and Rosellen Papp may receive a discretionary bonus.  The Portfolio Managers’ compensation is not directly linked to any specific factors, such as the Fund’s performance or asset levels, but these factors may nevertheless affect the performance and profitability of the Adviser and, as a result, indirectly affect the Portfolio Managers’ compensation.  Discretionary bonuses are determined by the Adviser’s management and are not based on any predetermined criteria or formula, but may be based on, among other things, a Portfolio Manager’s job performance, performance and growth of the Fund, and overall performance and profits of the Adviser.

Ownership of Fund Shares

  The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the date of the Statement of Additional Information stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
L. Roy Papp	A
Rosellen C. Papp	D

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Distributor is compensated for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus Fund Solutions, LLC.  Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

The Fund may compensate dealers, including the Distributor, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account.  See “Distribution Plan” below.

By its terms, the Distribution Agreement will continue in effect until  March 1 , 2012, and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor.  The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million; subject, however, to a monthly minimum of $2,000.  The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $20 per shareholder account, subject to a minimum fee of $1,500 per month.  Certain discounts will apply under the Transfer Agent and Shareholder Services Agreement if the Fund has less than 100 shareholders, and under the Fund Accounting Agreement and the Administration Agreement for the first two years of the Fund’s operations or until the Fund has net assets of $20 million, if sooner.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until March 1 , 2012 and, unless otherwise terminated as provided in the Service Agreements, are renewed automatically thereafter for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Custodian

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Fund pursuant to a Custody Agreement.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for the fiscal year ending November 30, 2010.

Legal Counsel

K&L Gates LLP, 1601 K Street, NW, Washington, D.C., 20006-1600, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution with respect to its shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution, promotion and servicing of its shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other financial intermediaries who have executed a distribution or service agreement with the Trust or the Distributor.  The Plan allows the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s shares.  The Plan expressly limits payment of the distribution and servicing expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of the Fund.  Unreimbursed expenses will not be carried over from year to year.

Agreements implementing the Plan, including agreements with dealers and other financial intermediaries where such dealers agree for a fee to act as agents for the sale of the Fund’s shares, will be in writing and approved by the Board of Trustees.  All payments made pursuant to the Plan are made in accordance with written agreements.  Some financial intermediaries may charge fees in excess of the amounts available under the Plan, in which case the Adviser pays the additional fees.

The continuance of the Plan must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plan at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund.  In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date.  The Plan may not be amended to increase materially the amount to be spent under the Plan or in any other material way without approval by a majority of the outstanding shares of the Fund.  All amendments to the Plan must be approved by a vote of the Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized.  While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of his or her controlling interest in the Adviser, L. Roy Papp, Rosellen C. Papp, Harry A. Papp and Julie A. Hein may be deemed to have a financial interest in the operation of the Plan.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on November 16, 2009. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes.  In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.  Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions.  Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  On or before August 31, 2010, information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2010 will be available without charge upon request by calling 1-877-370-7277, or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund (“Portfolio Securities”), and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to Portfolio Securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the chief executive officer and chief financial officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•
Public disclosure regarding Portfolio Securities is made in the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•
Information regarding the general market exposure of the Fund may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of the Fund.

•
The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities.

Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place – typesetter/printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•
The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed.  The Chief Compliance Officer shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with the Code.  Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.  If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Such dividends are scheduled to be taxed at ordinary income rates starting in 2011.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period.  The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.  This discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation.  In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

FINANCIAL STATEMENTS

The financial statements of the Fund as of February 16, 2010, which have been audited by BBD, LLP, are set forth on the following pages.

PAPP INVESTMENT TRUST
PAPP SMALL & MID-CAP GROWTH FUND
Statement of Assets and Liabilities
As of February 16, 2010

ASSETS
Cash	$100,000
TOTAL ASSETS	100,000

LIABILITIES	-

Net assets for shares of beneficial
interest outstanding	$100,000

Shares outstanding (no par value, unlimited number
of shares authorized)	10,000

Net asset value, offering and redemption price per share	$10.00

Net assets consist of:
Paid-in capital	$100,000

The accompanying notes are an integral part of this statement.

PAPP INVESTMENT TRUST
PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
As of February 16, 2010

(1)	ORGANIZATION
Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009.  The Fund seeks long-term capital growth.  On February 16, 2010, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to a shareholder who is a Trustee of the Trust and a partner of L. Roy Papp & Associates, LLP, the investment adviser to the Fund.  The Fund has had no operations except for the initial issuance of shares.

(2)	ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Taxes: The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal income or excise tax.

(3)	INVESTMENT ADVISORY AGREEMENTS
A Trustee of the Trust and certain officers of the Trust are also officers of L. Roy Papp & Associates, LLP (the “Adviser”), the investment adviser to the Fund.  For its services, the Fund will pay the Adviser an investment advisory fee computed at the annual rate of 1.00% of the Fund’s average daily net assets.  The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed until at least March 1, 2013 to reduce its investment advisory fees and to pay the Fund’s operating expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.25% of the Fund’s average daily net assets.  Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the expense limit, and provided further that the fees and expenses which are subject of the repayment were incurred within 3 years of the repayment.

PAPP INVESTMENT TRUST
PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
As of February 16, 2010

(4)	ORGANIZATION EXPENSES
The Adviser has agreed to pay all expenses incurred through the date of these financial statements related to the organization and offering of the Fund.  Such expenses are not subject to repayment by the Fund to the Adviser.

(5)	DISTRIBUTION PLAN
The Trust has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes the Fund to pay up to 0.25% of its average daily net assets for certain expenses related to the distribution of its shares, but only if the Fund’s Board of Trustees has specifically authorized the payment of such fees.

(6)	CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements in unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Papp Investment Trust
and the Shareholder of Papp Small & Mid-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of the Papp Small & Mid-Cap Growth Fund (“the Fund”), a diversified series of Papp Investment Trust, as of February 16, 2010. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of February 16, 2010, in conformity with accounting principles generally accepted in the United States of America.

          BBD, LLP

Philadelphia, Pennsylvania
February 19, 2010

APPENDIX A

PAPP INVESTMENT TRUST
POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Papp Investment Trust (the “Trust”).  These policies and procedures accompany the proxy policies and procedures adopted by L. Roy Papp & Associates, LLP (the “Adviser”), the investment adviser to the Trust.

2.         Definitions

(a)      Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)      Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Adviser as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies Related to Exchange Traded Funds and other Investment Companies.  Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares.  Each Fund is a “registered investment company.”

4.         Policy for Voting Proxies Related to Other Portfolio Securities.

(a)      Fiduciary Considerations.  Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Fund.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)      Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.  The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Fund’s shareholders.

5.         Conflicts of Interest.  The Funds and the Adviser recognize that under certain circumstances the Adviser may have a conflict of interest in voting proxies on behalf of a Fund.  Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  With respect to securities other than ETFs or other investment companies, the Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Committee of Independent Trustees of the Trust and the Adviser shall follow the instructions of the Committee of Independent Trustees or (ii) the Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee of Independent Trustees. The proxy manager shall keep a record of all materiality decisions and report them to the Committee of Independent Trustees on a quarterly basis.

6.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.         Proxy Manager Approval.  Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.         Form N-PX.  A record of each proxy vote will be entered on Form N-PX.   A copy of each Form N-PX will be signed by the Chief Executive Officer of the Trust and the Adviser.  The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30.  The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request by calling 1-877-370-7277 and is also available on the SEC’s Website at www.sec.gov.

APPENDIX B

L. Roy Papp & Associates, LLP

Policy

Proxy Voting

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

LRP votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  Any questions about this document should be directed to the CCO, or the Research Director.

In developing this policy and procedures, LRP considered numerous risks associated with its voting of client proxies.  This analysis includes risks such as:

•	LRP does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between LRP’s interests and the client are not identified; therefore, proxies are not voted appropriately.

•	Proxy voting records and client requests to review proxy votes are not maintained.

LRP has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.

Policy

LRP does not vote proxies for most of its new clients.  Clients are informed of this policy and all proxy materials are forwarded directly to the clients.  In the instances when LRP is responsible for voting proxies, it is the policy of LRP to vote client proxies in the interest of maximizing Shareholder Value.  To that end, LRP will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

LRP utilizes general guidelines to vote proxies (See Attachment A).  Any general or specific proxy voting guidelines or instructions provided by an advisory client or its designated agent in writing will supersede LRP’s voting guidelines.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable LRP to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.  LRP will only vote proxies upon negotiation with clients. For those clients that LRP agrees to vote proxies for, the following procedures will apply:

1.	LRP shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically.

2.
LRP shall work with the client to ensure that LRP is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that LRP should receive this documentation.   The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

3.	LRP shall receive all proxy voting materials and will ensure that proxies are voted and submitted in a timely manner.

4.	The Research Director will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Research Director shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by LRP, shall be forwarded to the designee for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to LRP.

5.
The Research Director will reasonably try to assess any material conflicts between LRP’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.
So long as there are no material conflicts of interest identified, LRP will vote proxies according to the policy set forth above.  LRP may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

7.
LRP is not required to vote every client proxy and such should not necessarily be construed as a violation of LRP’s fiduciary obligations.  LRP shall at no time ignore or neglect its proxy voting responsibilities.  However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person).  Such position also complies with Interpretive Bulletin 94-2 of the DOL.

8.
The CCO shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which LRP believes it may be in its clients’ best interest for LRP not to vote a particular proxy.  The CCO shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by LRP.

9.
Due to the size and nature of LRP’s operations and LRP’s limited affiliations in the securities industry, LRP does not expect that material conflicts of interest will arise between LRP and a Discretionary Account over proxy voting.

LRP recognizes, however, that such conflicts may arise from time to time, such as, for example, when LRP or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Under no circumstances will LRP place its own interests ahead of the interests of its Discretionary Accounts in voting proxies.

If the Research Director detects a conflict of interest, LRP will escalate the matter to a committee consisting of LRP’s Managing Partner, Research Director and CCO and vote the matter, as a majority of the committee shall determine, in the best interest of all affected LRP clients and unaffected by the conflict.  LRP will preserve, as a book and record of the firm, all materials reflecting the reasons and bases upon which the committee determined to vote proxies referred for its attention.

10.	The Research Director shall collect and submit the proxy votes in a timely manner.

11.
The CCO will report any attempts by LRP’s personnel  or outside parties to influence the voting of client proxies in a manner that is inconsistent with LRP’s Policy.  Such report shall be made to LRP’s Managing Partner, or if the Managing Partner is the person attempting to influence the voting, then to LRP’s outside counsel.

12.	All proxy votes will be recorded and the following information will be maintained:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;
•	The shareholder meeting date;
•	The number of shares LRP is voting on firm-wide;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether or not LRP cast its vote on the matter;
•	How LRP cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
•	Whether LRP cast its vote with or against management; and
•	Whether any client requested an alternative vote of its proxy.

In the event that LRP votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires LRP to vote a certain way on an issue, while LRP deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although LRP has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

▪
Conflict: LRP retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in LRP’s client portfolios.  For example, LRP may be retained to manage LRP’s pension fund.  LRP is a public company and LRP client accounts hold shares of LRP.  This type of relationship may influence LRP to vote with management on proxies to gain favor with management. Such favor may influence LRP’s decision to continue its advisory relationship with LRP.

▪
Conflict: LRP retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in LRP’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

▪
Conflict: LRP’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of an LRP employee may be a high-level executive of an issuer that is held in LRP’s client portfolios.  The spouse could attempt to influence LRP to vote in favor of management.

▪
Conflict:  LRP or an employee(s) personally owns a significant number of an issuer’s securities that are also held in LRP’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence LRP to vote proxies in contradiction to the policy.

▪
Conflict:  LRP or its affiliate has a financial interest in the outcome of a vote, such as when LRP receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

LRP realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Research Director of any material conflict that may impair LRP’s ability to vote proxies in an objective manner.

Recordkeeping

LRP must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.  The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪	Any request, whether written (including e-mail) or oral, received by any employee of LRP, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

▪
The CCO will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪
In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO will distribute to any client requesting proxy voting information the complete proxy voting record of LRP for the period requested.

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of LRP.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

▪
Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.  A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: LRP is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪	LRP Proxy Voting Record.

▪	Documents prepared or created by LRP that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪
Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

▪	LRP will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is LRP’s policy to not reveal or disclose to any client how LRP may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  LRP will never disclose such information to unrelated third parties.

Attachment A

Proxy Voting Guidelines

The goal of the guidelines is to assist the Research Director to vote proxies in a manner that is in the best interests of clients as shareholders of the companies in which they invest.  The guidelines are not exhaustive and do not include all potential voting issues.  There may be instances when proxies are not voted in strict adherence to these guidelines because proxy issuers and circumstances of individual companies are so varied.  Accordingly, proxy-voting decisions may be handled on a case-by-case basis.  However, if the Research Director believes that a company’s management and board have interests sufficiently aligned with shareholders’ interest of seeking higher security value, the Research Director will generally vote in favor of management.

A.	Social Issues

1.	Equal Employment Opportunity

Papp typically will vote for equal employment opportunity proposals (but against resolutions requiring reports beyond standard practice).

2.	Papp typically will vote against shareholder resolutions that seek to further specific social policies.

•	Requiring reports that go beyond standard practice, SEC disclosure requirements and the like.
•	Restricting the company’s ability to do business in any location or with any particular group.
•	Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

3.	Board Diversity

Papp typically will vote as recommended by management.

B.	Corporate Governance Issues

Papp typically favors resolutions to:  (i) improve shareholder democracy, (ii) reduce the likelihood of management entrenchment or conflict-of-interest, or (iii) make management more responsive to the concerns of shareholders.

1.	Routine Matters

Papp typically will vote as recommended by management on matters such as the following, as long as considered reasonable by industry standards and not for the purpose of management entrenchment:

•	Changing annual meeting date or location.
•	Changing terms of authorized common stock.
•	Changing the size of the board.
•	Company name change.
•	Increasing or decreasing amounts of authorized common stock.
•	Opting into or out of optional portions of state corporation laws.
•	Stock splits.

Papp will review on case-by-case basis proxy contests and proposals for:

•	Selection of Auditors.
•	Election of Directors – attendance at meetings and share ownership are considered.
•	Classified Board – Staggered board elections.
•	Increasing or decreasing amounts of authorized preferred stock.
•	Changing state of incorporation.

2.	Board Composition and Control

Papp typically will vote in favor of proposals for:

•	Confidential voting.
•	Independent Audit Committees (where a majority of directors are independent).
•	Independent Compensation Committees (where a majority of directors are independent).
•	Independent Nominating Committees (where a majority of directors are independent).
•	Resolutions requiring that a majority of a company’s Board of Directors be independent.

Papp typically will vote as recommended by management on:

•	Required representation of specific gender, race or interest groups on board.
•	Age or term limits for directors.
•	Same person holding more than one office.
•	Shareholder requests for changes in voting requirements not otherwise covered in these guidelines.

Papp will review on a case-by-case basis:

•	Multiple classes of stock or special voting rights.
•	Poison pill proposals by management or shareholders.
•	Directors accepting consulting fees from a company while serving on that company’s board.
•	Directors serving on other boards which might influence their independence.

C.	Stock and Anti-takeover Related

Papp typically will vote against:

•	Creation of blank check preferred stock where it will be used as takeover defense.
•	Cumulative voting.
•	“Equal access” to the proxy by significant company shareholders.
•	“Fair Price” provisions requiring greater than 67% vote of all shares.
•	Limiting shareholders’ right to act by written consent.
•	Limiting shareholders’ right to call (special) meetings.
•	Payment of Greenmail.
•	Requiring inclusion of abstentions in voting results.
•	Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision-making.
•	Supermajority voting requirements.
•	Targeted share placements (placing blocks of securities with friendly third parties).

D.	Corporate restructurings

Papp will consider on a case-by-case basis proposals for corporate restructuring such as:

•	Leveraged buyouts
•	Liquidations
•	Spin-offs
•	Asset sales

E.	Executive and Director compensation issues

1.	Papp typically favors compensation programs that relate management compensation to long-term performance.

As long as they are considered reasonable by industry standards and have been approved by a compensation committee composed of a majority of independent directors, Papp will vote as recommended by management (except where Papp is withholding votes for the entire board), on the following:

•	Director compensation proposals
•	Director indemnification
•	Employee stock purchase plans
•	Executive Incentive/Pay-for-Performance
•	Changing stock option plans to conform to changes in the Internal Revenue Code.

2.	Papp typically will vote against:

•	Reducing the exercise price of outstanding options or exchanging/replacing underwater options.
•	Granting options at a discount to market.

3.	Papp will consider on a case-by-case basis proposals relating to the following matters:

•	Stock option plans
•	Restricted stock bonus plans
•	Golden Parachutes – ratify or cancel
•	Loans to officers

F.	Mutual Fund Proxies

Papp will review on a case-by-case basis proxies received from share ownership in mutual funds including proposals to approve:

•	Election of trustees
•	Investment advisory agreement
•	Fundamental investment restrictions
•	Distribution agreements

PART C.	OTHER INFORMATION

Item 23.	Exhibits

(a)	Agreement and Declaration of Trust— Incorporated by reference to Registrant's initial registration statement filed on December 1, 2009 on Form N-1A

(b)	Bylaws— Incorporated by reference to Registrant's initial registration statement filed on December 1, 2009 on Form N-1A

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)
Form of Investment Advisory Agreement with L. Roy Papp & Associates, LLP on behalf of the Papp Small & Mid-Cap Growth Fund— Incorporated by reference to Registrant's initial registration statement filed on December 1, 2009 on Form N-1A

(e)	Form of Distribution Agreement with Ultimus Fund Distributors, LLC— Incorporated by reference to Registrant's initial registration statement filed on December 1, 2009 on Form N-1A

(f)	Inapplicable

(g)	Custody Agreement with U.S. Bank National Association— Filed herewith

(h)	(i)	Form of Expense Limitation Agreement with L. Roy Papp & Associates, LLP — Incorporated by reference to Registrant's initial registration statement filed on December 1, 2009 on Form N-1A

(ii)	Form of Administration Agreement with Ultimus Fund Solutions, LLC— Incorporated by reference to Registrant's initial registration statement filed on December 1, 2009 on Form N-1A

(iii)
Form of Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC— Incorporated by reference to Registrant's initial registration statement filed on December 1, 2009 on Form N-1A

(iv)	Form of Fund Accounting Agreement with Ultimus Fund Solutions, LLC— Incorporated by reference to Registrant's initial registration statement filed on December 1, 2009 on Form N-1A

(i)	Legal Opinion— Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm— Filed herewith

(k)	Inapplicable

(l)	Initial Capital Agreement— Filed herewith

(m)	Plan of Distribution Pursuant to Rule 12b-1— Incorporated by reference to Registrant's initial registration statement filed on December 1, 2009 on Form N-1A

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of the Registrant— Filed herewith

(ii)	Code of Ethics of L. Roy Papp & Associates, LLP— Filed herewith

(iii)	Code of Ethics of Ultimus Fund Distributors, LLC— Incorporated by reference to Registrant's initial registration statement filed on December 1, 2009 on Form N-1A

(Other)	Powers of Attorney for James K. Ballinger, Cynthia P. Hubiak and Carolyn P. O'Malley - Filed herewith.

Item 24.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4      Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5      Advances of Expenses.   The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended.  In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6      Indemnification Not Exclusive, etc.   The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The Investment Advisory Agreement with L. Roy Papp & Associates, LLP (the “Adviser”) provides that the Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing therein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Fund or to its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder and control person of the Distributor shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or gross negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.

The Distribution Agreement with the Distributor further also provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy shall provide coverage to the Registrant, its Trustees and officers and the Adviser.  Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.	Business and Other Connections of the Investment Adviser

The description of the Adviser is found under the caption of "Fund Management - Investment Adviser" in the Prospectus and under the caption "Investment Adviser" in the  Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Adviser provides investment advisory services to persons or entities other than the Registrant.  The directors and officers of the Adviser have not been engaged as directors, officers, employees, partners, or trustees within the last two fiscal years in any other business ventures of a substantial nature (other than those resulting from their roles as officers and directors of the Adviser).

Item 27.	Principal Underwriters

(a)
Ultimus Fund Distributors, LLC (the “Distributor”) also acts as the principal underwriter for Hussman Investment Trust, Williamsburg Investment Trust, Oak Value Trust, Profit Funds Investment Trust, TFS Capital Investment Trust, Veracity Funds, Schwartz Investment Trust, The GKM Funds, Cutler Trust, The Berwyn Funds, The Destination Funds, CM Advisers Funds, The Piedmont Investment Trust, Stadion Investment Trust, AlphaMark Investment Trust, The RAM Funds, Stralem Fund, NCM Capital Investment Trust and Gardner Lewis Investment Trust, other open-end investment companies.

		Position with	Position with
(b)	Name	Distributor	Registrant
	Robert G. Dorsey	President/Managing	Vice President
Director

	John F. Splain	Secretary/Managing	Secretary
Director

	Mark J. Seger	Treasurer/Managing	Treasurer
Director

	Tina H. Bloom	Vice President	Assistant Secretary

	Theresa M. Bridge	Vice President	Assistant Treasurer

	Shanda S. Gentry	Vice President	Assistant Vice President & AML Compliance Officer

	Jeffrey Moeller	Vice President	None

	Craig J. Hunt	Vice President	None

	Wade R. Bridge	Vice President	None

	Steven F. Nienhaus	Vice President	None

	Julie M. Schmuelling	Vice President	Assistant Treasurer

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 28.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodian.

Item 29.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 30.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona, on the 2nd day of March, 2010.

PAPP INVESTMENT TRUST

By:	/s/ L. Roy Papp
L. Roy Papp
Chairman of the Board of Trustees

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ L. Roy Papp	Chairman of the	March 2, 2010
L. Roy Papp	Board of Trustees
and President,
Chief Executive Officer

/s/ Mark J. Seger	Treasurer, Chief Financial	March 2, 2010
Mark J. Seger	Officer

*	Trustee
James K. Ballinger

*	Trustee
Cynthia P. Hubiak

*	Trustee
Carolyn P. O’Malley

		By:	/s/ Tina H. Bloom
Tina H. Bloom
Attorney-in-fact*
March 2, 2010

INDEX TO EXHIBITS

23(g)	Custody Agreement

23(i)	Legal Opinion

23(j)	Consent of Independent Registered Public Accounting Firm

23(l)	Initial Capital Agreement

23(p)(i)	Code of Ethics of Registrant

23(p)(ii)	Code of Ethics of L. Roy Papp & Associates, LLP

(Other)	Powers of Attorney